Exhibit 10.6
ASSIGNMENT OF DESIGN-BUILD AGREEMENT
     This ASSIGNMENT OF DESIGN-BUILD AGREEMENT (the “Assignment”) is made this 26th day of September, 2006, by and between CENTRAL IOWA ENERGY, LLC, an Iowa limited liability company (the “Company”) and F & M BANK — IOWA, a bank chartered under the laws of the State of Iowa (the “Lender”).
RECITALS
     A. Company and Lender have entered into a Loan Agreement, dated on or about September 26, 2006 (the “Loan Agreement”), pursuant to which Lender will extend to Company various credit facilities for the purposes of acquiring, constructing, equipping, and furnishing a biodiesel production facility to be located near the City of Newton, Jasper County, Iowa.
     B. As a condition to extending the various credit facilities to Company, Lender has required the execution of this Assignment by Company.
AGREEMENT
Accordingly, in consideration of the foregoing, the parties agree as follows:
     1. Company does hereby grant, assign, transfer and set over unto Lender all of its right, title and interest in and to that certain Design-Build Agreement and General Conditions Between Owner and Contractor dated March 10, 2006, and that certain Process Guaranty dated February 21, 2006, incorporated therein, (together the “Contract”), by and between Company and REG, LLC, an Iowa limited liability company fka Renewable Energy Group, LLC, said Contract having been assigned to Renewable Energy Group, Inc., a Delaware corporation (the “Design-Builder”), by that certain Assignment and Assumption Agreement dated July 31, 2006 by and between REG, LLC and Renewable Energy Group, Inc. and consented to by Company by that certain Consent to Assignment dated August 7, 2006, providing for, among other things, the design and building of the Project, including all plans and specifications for the Project, as amended, modified, and supplemented, and granting Company an irrevocable license to use all intellectual property associated with or incorporated into the design and operation of the Project. A true and correct copy of the Contract is attached hereto as Exhibit A.
     2. Company agrees that Lender does not assume any of the obligations or duties of Company under and with respect to the Contract unless and until Lender gives Design-Builder written notice that it has affirmatively exercised its right to complete or cause the completion of the Project following the occurrence of an Event of Default under the Loan Agreement. In the event that Lender does not personally undertake to complete the Project, Lender has no liability whatsoever for the performance of any such obligations or duties. For the purpose of completing the Project, Lender may, in its absolute discretion, reassign its right, title and interest in the Contract, upon notice to Design-Builder, but without any requirement of Company’s consent.
     3. Company represents and warrants there have been no prior assignments of the Contract, that the Contract is a valid and enforceable agreement, and that neither Company nor Design-Builder is in default thereunder and that all covenants, conditions and agreements have been performed as required therein, except those not due to be performed until after the date hereof. Company agrees that no material change in the terms thereof shall be valid without the prior written approval of Lender, which approval shall not be unreasonably withheld. Company agrees not to assign, sell, pledge, mortgage or otherwise transfer or encumber its interest in the Contract so long as this Assignment is in effect, except as otherwise permitted under the Loan Agreement.
     4. Company hereby irrevocably constitutes and appoints Lender as attorney-in-fact to demand, receive and enforce Company’s rights with respect to the Contract, to make payments under the Contract and to give appropriate receipt, releases and satisfactions for and on behalf of and in the name of Company, at the option of Lender in the name of Lender, with the same force and effect as Company could do if this Assignment had not been made.
     5. This Assignment shall constitute a perfected, absolute and present assignment, provided that Lender shall have no right under this Assignment to take any actions under Paragraph 4 of this Assignment or enforce the provisions of the Contract until an Event of Default occurs under the Loan Agreement. Upon the occurrence of any such Event of Default, Lender may, without affecting any of its rights or remedies against Company under any other instrument, document or agreement, exercise its rights under this Assignment as Company’s attorney-in-fact in any manner permitted by law.
     6. Company hereby agrees to indemnify and hold Lender harmless from and against any and all claims, demands, liabilities, losses, lawsuits, judgments, and reasonable costs and expenses, including without limitation reasonable attorneys’ fees, to which Lender may become exposed, or which Lender may incur, in exercising any of its rights under this Assignment.
     7. Upon the repayment in full of all obligations due Lender by Company under the Loan Agreement, the assignment granted herein shall terminate and all rights, title and interest in and to the Contract shall revert back to Company. Upon any such termination, Lender will, at the expense of Company, execute and deliver to Company such documents as Company shall reasonably request to evidence the termination of the assignment.
     8. Subject to the aforesaid limitation of further assignment by Company, this Assignment shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Lender, its successors and assigns.
     9. This Assignment can be waived, modified, amended, terminated or discharged only explicitly in writing signed by Lender and Company. A waiver signed by Lender shall be effective only in a specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any of Lender’s rights or remedies hereunder. All rights and remedies of Lender shall be cumulative and shall be exercised singularly or concurrently, at Lender’s option, and the exercise or enforcement of any one such right or remedy shall neither be a condition to nor bar the exercise of enforcement of any other.
     10. All capitalized terms used in this Assignment, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.
[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

SIGNATURE PAGE TO
ASSIGNMENT OF DESIGN-BUILD CONTRACT
BY AND BETWEEN
CENTRAL IOWA ENERGY, LLC
AND
F & M BANK – IOWA
DATED: September 26, 2006
IN WITNESS WHEREOF, Company executed this Assignment of Design-Build Agreement this 26th day of September, 2006.

COMPANY

CENTRAL IOWA ENERGY, LLC,
an Iowa limited liability company

/s/ James Johnston
By: James Johnston
Its: Chairman

DESIGN-BUILDER’S ACKNOWLEDGMENT AND CONSENT
     In consideration of the Lender making the loan to the Company as described in the foregoing Assignment (the “Assignment”), the undersigned (the “Design-Builder”) hereby consents to the above Assignment and acknowledges and agrees with Lender as follows:
     1. Design-Builder has read the Assignment and this Design-Builder’s Acknowledgment and Consent and understands all of the provisions therein and herein.
     2. Design-Builder has entered into a contract with the Company, a true and correct copy of which is attached as Exhibit A (the “Contract”), pursuant to which the Design-Builder has agreed to act as a designer, engineer and builder in connection with construction of the Project.
     3. The Contract is in full force and effect and has not been amended or assigned, and no event has occurred or failed to occur as of the date hereof which, but for the passage of time or the giving of notice or both, would be a default thereunder.
     4. The Assignment is a perfected, absolute and present assignment, provided that Lender has no right under the Assignment to take any actions under Paragraph 4 of the Assignment or enforce the provisions of the Contract until an Event of Default occurs under the Loan Agreement.
     5. Upon the occurrence of an Event of Default under the Loan Agreement, Design-Builder shall at Lender’s request continue performance on Lender’s behalf under the Contract in accordance with the terms thereof, provided that Design-Builder shall be reimbursed in accordance with the Contract for all work, labor and materials rendered on Lender’s behalf.
     6. Without Lender’s specific written approval, which approval shall not be unreasonably withheld, Design-Builder shall not perform work pursuant to any material change order, except as otherwise provided in the Loan Agreement.
     7. Lender may enforce the obligations of the Contract with the same force and effect as if enforced by Company and may perform the obligations of Company. The Design-Builder will accept such performance in lieu of performance by Company and in full satisfaction of Company’s obligations of those obligations for which performance is made.
     8. Design-Builder will give Lender prompt written notice of any default by Company under the Contract or of Design-Builder’s intention to terminate the Contract under section 11.1 of the Contract. Notwithstanding any provision in the Contract to the contrary, Design-Builder will not terminate the Contract for any reason without sending written notice of termination to Lender and providing Lender thirty (30) days to cure any default under the Contract or to commence completion of construction of the Project. In the event Lender elects to complete the Project, the undersigned agrees not to terminate the Contract, so long as any defaults of the Company thereunder are cured by Lender within a reasonable time. However, nothing herein shall require Lender to cure any default of Company under the Contract.
     9. All capitalized terms used in this Acknowledgement and Consent, but not otherwise defined herein, shall have the meanings as set forth in the Loan Agreement.

[SIGNATURE PAGE TO DESIGN-BUILDER’S ACKNOWLEDGEMENT AND CONSENT REGARDING THE ASSIGNMENT OF
DESIGN-BUILD AGREEMENT EXECUTED BY CENTRAL IOWA ENERGY, LLC.]
Dated: September 22, 2006

DESIGN-BUILDER:

RENEWABLE ENERGY GROUP, INC.
a Delaware corporation

By	/s/ William D. Ramey

Its Sales Production Manager

EXHIBIT A
Design-Build Agreement and General Conditions Between Owner and Contractor
By and Between Company and Design-Builder